Exhibit 99.01

              ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


The unaudited pro forma condensed consolidated financial information presented on the following pages is derived from the historical financial statements of Adelphia Communications Corporation and subsidiaries ("Adelphia") and Adelphia Business Solutions, Inc. ("Adelphia Business Solutions"). The unaudited pro forma condensed consolidated balance sheet information as of September 30, 2001 gives pro forma effect to the distribution to its common stockholders of all of the shares of common stock of Adelphia Business Solutions owned by Adelphia, (the "Spin-off") as if the Spin-off had been consummated on September 30, 2001. The unaudited pro forma condensed consolidated statements of continuing operations for the year ended December 31, 2000 and the nine months ended September 30, 2001 have been presented as if the Spin-off had been consummated on January 1, 2000. Any impairment loss due to the excess of the carrying amount of Adelphia's investment in Adelphia Business Solutions over fair value has been excluded from the unaudited pro forma condensed consolidated statements of continuing operations because it is not relevant to the continuing operations of Adelphia.

During the year ended December 31, 2000, Adelphia purchased certain competitive local exchange carrier ("CLEC") assets from Adelphia Business Solutions. Adelphia will continue to own and operate these assets after the spin-off and will pay a fee to Adelphia Business Solutions to manage these assets. This management fee is the result of an agreement between these affiliated parties.

The unaudited pro forma financial information is not necessarily indicative of the financial position or operating results that would have occurred had the Spin-off been consummated on the dates for which it has been given effect.

The unaudited pro forma condensed consolidated financial statements presented on the following pages should be read in conjunction with the audited and unaudited historical financial statements (including the notes thereto) of Adelphia and Adelphia Business Solutions, which are contained in their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, but which are not included in this current report on Form 8-K.

The information contained in this Form 8-K should also be read in conjunction with the risk factors that were previously filed as Exhibits 99.02 and 99.03 on Form 8-K for the event dated January 16, 2002, including without limitation the risk factor entitled "Potential Additional Losses to Adelphia Business Solutions" contained in each of those exhibits.



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


                                  ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                   September 30, 2001
                                                 (Dollars in thousands)

                                                                            Adelphia                          Pro Forma
                                                                            Business        Pro Forma          Adelphia
ASSETS                                                   Adelphia(a)      Solutions(b)    Adjustments(c)     Consolidated


Property, plant and equipment - net                     $    7,787,846  $    1,780,681  $           --    $    6,007,165
Intangible assets - net                                     15,230,381           5,474        (163,308)       15,061,599
Cash and cash equivalents                                      112,267             509              --           111,758
Restricted cash                                                 18,900          18,900              --                --
Investments                                                    162,899          54,829              --           108,070
Subscriber receivables - net                                   311,555         118,664              --           192,891
Prepaid expenses and other assets - net                        785,814         103,233          11,400           693,981
Related party receivables - net                                     --              --          37,189            37,189
                                                        --------------- --------------- ---------------   ---------------
     Total                                              $   24,409,662  $    2,082,290  $     (114,719)   $   22,212,653
                                                        =============== =============== ===============   ===============

LIABILITIES, CONVERTIBLE PREFERRED
STOCK, COMMON STOCK AND OTHER
STOCKHOLDERS' EQUITY
Subsidiary debt                                         $    8,987,388  $    1,398,345  $           --    $    7,589,043
Parent debt                                                  5,862,385              --              --         5,862,385
Accounts payable                                               859,181          94,539              --           764,642
Subscriber advance payments and deposits                        72,694              --              --            72,694
Accrued interest and other liabilities                         800,778         117,415          49,336           732,699
Deferred income taxes                                        2,022,488              --              --         2,022,488
                                                          ------------- --------------- ---------------   ---------------
     Total liabilities                                      18,604,914       1,610,299          49,336        17,043,951
                                                          ------------- --------------- ---------------   ---------------

Minority interests                                             645,096              --         (41,390)          603,706
                                                          ------------- --------------- ---------------   ---------------

Adelphia Business Solutions redeemable exchangeable
    preferred stock                                            327,360         327,360              --                --
                                                          ------------- --------------- ---------------   ---------------

13% Series B cumulative redeemable exchangeable
    preferred stock                                            148,665              --              --           148,665
                                                          ------------- --------------- ---------------   ---------------

Convertible preferred stock, common stock and other
    stockholders' equity:
Convertible Preferred Stock                                         29              --              --                29
Common stock                                                     1,742           1,345           1,345             1,742
Additional paid-in-capital                                   7,702,014       1,106,594       1,078,118         7,673,538
Accumulated other comprehensive loss                           (10,107)             --              --           (10,107)
Accumulated deficit                                         (2,860,650)       (963,308)     (1,202,128)       (3,099,470)
Treasury stock, at cost                                       (149,401)             --              --          (149,401)
                                                        --------------- --------------- ---------------   ---------------

Convertible preferred stock, common stock and other
    stockholders' equity                                     4,683,627         144,631        (122,665)        4,416,331
                                                        --------------- --------------- ---------------   ---------------

           Total                                        $   24,409,662  $    2,082,290  $     (114,719)   $   22,212,653
                                                        =============== =============== ===============   ===============





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                         ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                          September 30, 2001
                                        (Dollars in thousands)


(a) Represents historical amounts.
(b) Represents historical amounts. Amounts reflect reclassifications to conform with Adelphia's presentation.
(c) Represents the net effect of: (i) transactions previously eliminated in consolidation, which includes Adelphia's investment in Adelphia Business Solutions and related goodwill recorded in consolidation, (ii) elimination of the minority interest, (iii) an impairment loss of approximately $239,000, representing the excess of the carrying value of Adelphia's investment in Adelphia Business Solutions over fair value, and (iv) a dividend of approximately $28,500, representing the fair value of Adelphia's investment in Adelphia Business Solutions distributed to Adelphia's common stockholders.

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

                                 ADELPHIA COMMUNICATIONS CORPORATIONS AND SUBSIDIARIES
                                       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                           STATEMENT OF CONTINUING OPERATIONS

                                              Year Ended December 31, 2000
                                    (Dollars in thousands, except per share amounts)

                                                                            Adelphia                         Pro Forma
                                                                            Business       Pro Forma         Adelphia
                                                          Adelphia(a)     Solutions(a)   Adjustments(b)    Consolidated


Revenues                                                $    2,909,351  $       351,974  $         1,609  $    2,558,986

Operating Expenses:
     Direct operating and programming                        1,070,346          183,314              267         887,299
     Selling, general and administrative                       749,612          277,198               11         472,425
     Restructuring charges                                       5,420            5,420               --              --
     Depreciation and amortization                             867,877          114,614            1,800         755,063
                                                        --------------- ---------------- ---------------- ---------------

        Total                                                2,693,255          580,546            2,078       2,114,787
                                                        --------------- ---------------- ---------------- ---------------

Operating income (loss)                                        216,096         (228,572)            (469)        444,199
                                                        --------------- ---------------- ---------------- ---------------

Other (expense) income:
     Interest expense - net                                   (922,865)         (78,394)            (381)       (844,852)
     Equity in loss of  joint ventures                         (28,281)          (2,858)              --         (25,423)
     Minority interest in net losses (income) of
      subsidiaries                                             138,531               --         (139,579)         (1,048)
     Adelphia Business Solutions preferred stock
      dividends                                                (36,219)              --           36,219              --
     Gain on cable systems swap                                 37,552               --               --          37,552
     Other-than-temporary impairment of investments           (109,605)              --               --        (109,605)
     Other                                                        (411)              --               --            (411)
                                                        --------------- ---------------- ---------------- ---------------
        Total                                                 (921,298)         (81,252)        (103,741)       (943,787)
                                                        --------------- ---------------- ---------------- ---------------

Loss before income taxes                                      (705,202)        (309,824)        (104,210)       (499,588)
Income tax benefit                                             157,634               --               --         157,634
                                                        --------------- ---------------- ---------------- ---------------

Loss from continuing operations                               (547,568)        (309,824)        (104,210)       (341,954)
Dividend requirements applicable to preferred stock            (54,916)              --               --         (54,916)
                                                        --------------- ---------------- ---------------- ---------------

Loss applicable to common stockholders from
    continuing operations                               $     (602,484) $      (309,824) $      (104,210) $     (396,870)
                                                        =============== ================ ================ ===============

Basic and diluted loss from continuing operations
    per weighted average share of common stock          $        (4.45)                                    $       (2.93)
                                                        ===============                                   ===============

Basic and diluted weighted average shares of
    common stock outstanding (in thousands)                    135,515                                           135,515
                                                        ===============                                   ===============


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                ADELPHIA COMMUNICATIONS CORPORATIONS AND SUBSIDIARIES

                 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                         STATEMENT OF CONTINUING OPERATIONS

                            Year Ended December 31, 2000


(a) Represents historical amounts.
(b) Represents the net effect of:(i) transactions previously eliminated in consolidation, (ii) the elimination of Adelphia's equity in loss of Adelphia Business Solutions, and (iii) the elimination of Adelphia Business Solutions preferred stock dividends.

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


                                 ADELPHIA COMMUNICATIONS CORPORATIONS AND SUBSIDIARIES
                                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                          STATEMENT OF CONTINUING OPERATIONS

                                         Nine Months Ended September 30, 2001
                                   (Dollars in thousands, except per share amounts)


                                                                            Adelphia                        Pro Forma
                                                                            Business       Pro Forma         Adelphia
                                                          Adelphia(a)     Solutions(a)   Adjustments(b)    Consolidated
                                                        --------------- --------------- ----------------- ---------------


Revenues                                                $    2,630,104  $      343,562    $      3,809     $  2,290,351

Operating Expenses:
     Direct operating and programming                        1,002,136         177,390             201          824,947
     Selling, general and administrative                       613,798         196,910           1,808          418,696
     Restructuring charges                                       4,979           4,979              --               --
     Depreciation and amortization                             909,329         131,062             388          778,655
     Merger and integration costs                                1,243              --              --            1,243
                                                          -------------   -------------   -------------    -------------

        Total                                                2,531,485         510,341           2,397        2,023,541
                                                          -------------   -------------   -------------    -------------

Operating income (loss)                                         98,619        (166,779)          1,412          266,810
                                                          -------------   -------------   -------------    -------------

Other (expense) income:
     Interest expense - net                                   (865,046)       (109,578)             --         (755,468)
     Equity in (loss) income of joint ventures                  (3,567)          6,121              --           (9,688)
     Minority interest in net losses (income) of
      subsidiaries                                              49,402              --         (60,988)         (11,586)
     Adelphia Business Solutions preferred stock
      dividends                                                (30,293)             --          30,293               --
     Gain on cable systems swap                                519,244              --              --          519,244
     Other-than-temporary impairment of investments           (104,525)             --              --         (104,525)
     Other                                                     (25,227)             --              --          (25,227)
                                                          -------------   -------------   -------------    -------------
        Total                                                 (460,012)       (103,457)        (30,695)        (387,250)
                                                          -------------   -------------   -------------    -------------

Loss before income taxes                                      (361,393)       (270,236)        (29,283)        (120,440)
Income tax benefit                                              33,048              --              --           33,048
                                                          -------------   -------------   -------------    -------------

Loss from continuing operations                               (328,345)       (270,236)        (29,283)         (87,392)
Dividend requirements applicable to preferred stock            (38,343)             --              --          (38,343)
                                                          -------------   -------------   -------------    -------------

Loss applicable to common stockholders from
    continuing operations                               $     (366,688) $     (270,236)   $    (29,283)    $   (125,735)
                                                        =============== ===============  ==============    =============

Basic and diluted loss from continuing operations
    per weighted average share of common stock          $        (2.15)                                  $        (0.74)
                                                        ===============                                  ===============

Basic and diluted weighted average shares of
    common stock outstanding (in thousands)                    170,685                                          170,685
                                                        ===============                                  ===============




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                ADELPHIA COMMUNICATIONS CORPORATIONS AND SUBSIDIARIES

                 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                          STATEMENT OF CONTINUING OPERATIONS

                         Nine Months Ended September 30, 2001


(a) Represents historical amounts.
(b) Represents the net effect of: (i) transactions previously eliminated in consolidation, (ii) the elimination of Adelphia's equity in loss of Adelphia Business Solutions, and (iii) the elimination of Adelphia Business Solutions preferred stock dividends.

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